EXHIBIT 10.42

AMENDMENT NO. 1

AMENDMENT AGREEMENT dated as of July 28, 2006 between AMBAC FINANCIAL GROUP, INC., a Delaware corporation (“Ambac Financial”), AMBAC ASSURANCE CORPORATION, a Wisconsin stock insurance corporation (“Ambac Assurance” and, together with Ambac Financial, the “Borrowers”), certain banks, financial institutions and other institutional lenders (the “Lenders”) and CITIBANK, N.A. (“Citibank”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders and Citibank are parties to a Credit Agreement dated as of July 28, 2005,(the “Credit Agreement”, terms defined therein to have the same meanings when used herein), providing, subject to the terms and conditions thereof, for the making of advances by the Lenders to the Borrowers in an aggregate principal amount up to but not exceeding $400,000,000 at any one time outstanding; and

WHEREAS, the parties wish to extend the Commitment Termination Date by one year as hereinafter provided and to amend the Minimum Net Assets Covenant as herein provided;

NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows, effective as of the date hereof:

Section 1. Amendments. The Credit Agreement is amended as follows:

1.1. General. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

1.2. Commitment Termination Date. Section 1.01 of the Credit Agreement is amended by changing the definition of “Commitment Termination Date” to read in its entirety as follows:

“Commitment Termination Date” means the earlier of (a) July 28, 2011, and (b) the date of termination in whole of the Commitments pursuant to Section 2.04 or 6.01; provided, that if such day is not a Business Day, the Commitment Termination Date shall be the immediately preceding Business Day.

1.3. Financial Covenants. Section 5.03(a) of the Credit Agreement is amended by changing the amount of “$2,760,000,000” to read “$2,800,000,000” and by changing the words “ending after the date of this Agreement” in clause (i) to read “ending after 2005.”

Amendment No. 1

Section 2. Representations and Warranties. Each Borrower represents and warrants to the Lenders as follows (it being understood that it shall be deemed to be an Event of Default under the Credit Agreement if any of the following representations and warranties shall prove to have been incorrect in any material respect when made):

(a) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 4.01 to “this Agreement” included reference to this Amendment No. 1 and the Credit Agreement as amended hereby; and

(b) no event has occurred and is continuing that constitutes a Default or an Event of Default.

Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. The Borrowers agree to reimburse the Administrative Agent on demand for all its costs and expenses (including, without limitation, legal expenses) incurred in connection with the preparation, execution and delivery of this Amendment.

Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

AMBAC FINANCIAL GROUP, INC.

By	/s/ David Trick
Name:	David Trick
Title:	First Vice President and Treasurer

AMBAC ASSURANCE CORPORATION

By	/s/ David Trick
Name:	David Trick
Title:	First Vice President and Treasurer

CITIBANK, N.A., as Administrative Agent

By	/s/ David A. Dodge
Name:	David A. Dodge
Title:	Managing Director

Amendment No. 1

LENDERS

CITIBANK, N.A.

By	/s/ David A. Dodge
Name:	David A. Dodge
Title:	Managing Director

Amendment No. 1

THE BANK OF NEW YORK

By	/s/ Richard G. Shaw
Name:	Richard G. Shaw
Title:	Vice President

Amendment No. 1

KEYBANK, NATIONAL ASSOCIATION

By	/s/ Mary K. Young
Name:	Mary K. Young
Title:	Senior Vice President

Amendment No. 1

HSBC BANK USA, N.A.

By	/s/ Lawrence Karp
Name:	Lawrence Karp
Title:	Senior Vice President

Amendment No. 1

MERRILL LYNCH BANK USA

By	/s/ Louis Alder
Name:	Louis Alder
Title:	Director

Amendment No. 1

CAJA MADRID

By	/s/ Santiago Allue
Name:	Santiago Allue
Title:	Director
Industrialized Markets

By	/s/ Miguel de las Barcenas
Name:	Miguel de las Barcenas
Title:	Head of Iberian Peninsula and Portugal

Amendment No. 1

WESTLB AG, NEW YORK BRANCH

By	/s/ Lillian Tung Lum
Name:	Lillian Tung Lum
Title:	Executive Director

By	/s/ John H. Moorhead
Name:	John H. Moorhead
Title:	Director

Amendment No. 1